UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):     October 25, 2005
Alpha Natural Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32423	02-0733940

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

406 West Main Street, Abingdon, Virginia	24210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:       276-619-4410
Not Applicable

Former name or former address, if changed since last report
Alpha NR Holding, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-124319-17	56-2298262

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

406 West Main Street, Abingdon, Virginia	24210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:     276-619-4410
n/a
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition of Assets.
Item 3.02 Unregistered Sales of Equity Securities.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-2.1: LETTER AGREEMENT
EX-2.2: ASSIGNMENT OF RIGHTS UNDER CERTAIN AGREEMENTS
EX-10.1: CREDIT AGREEMENT
EX-10.2: GUARANTEE AND COLLATERAL AGREEMENT
EX-10.3: THIRD SUPPLEMENTAL INDENTURE
EX-10.4: LETTER AGREEMENT
EX-10.5: AMENDED AND RESTATED STOCKHOLDER AGREEMENT
EX-10.6: ESCROW AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.
On October 25, 2005, the AMCI Parties and the FRC Parties entered into a letter agreement (the “Stockholder Agreement Amendment”) amending the terms of that certain Stockholder Agreement dated as of February 11, 2005, as amended, by and among Alpha Natural Resources, Inc. (“Alpha”), the FRC Parties named therein, the AMCI Parties named therein, Madison Capital Funding LLC and the other stockholders named therein (the “Stockholder Agreement”), to provide for a specified allocation of shares of Alpha’s common stock to be included for registration in Alpha’s registration statement on Form S-1 (file No. 333-129030) filed with the Securities and Exchange Commission on October 14, 2005. As of the date of this report, the FRC Parties beneficially own approximately 22.5% of Alpha’s outstanding common stock and the AMCI Parties beneficially own approximately 18.24% of Alpha’s outstanding common stock. William E. Macaulay and Alex T. Krueger, members of Alpha’s board of directors, are affiliated with the FRC Parties and Hans J. Mende and Fritz R. Kundrun, members of Alpha’s board of directors, are affiliated with the AMCI Parties. Michael J. Quillen, Kevin S. Crutchfield, D. Scott Kroh, David C Stuebe, Michael D. Brown, and Vaughn R. Groves are executive officers of Alpha who are also parties to the Stockholder Agreement. The preceding summary of the Stockholder Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Stockholder Agreement Amendment, which is filed as Exhibit 10.4 to this report and incorporated herein by reference.
On October 26, 2005, Alpha’s subsidiaries Alpha NR Holding, Inc. and Alpha Natural Resources, LLC (“ANR LLC”) entered into a Credit Agreement dated as of October 26, 2005 (the “Credit Agreement”) with Citicorp North America, Inc, as administrative agent, Citigroup Global Markets Inc., as joint lead arranger and joint book manager, UBS Securities, LLC, as Syndication Agent, joint lead arranger and joint book manager, and each lender party thereto. The Credit Agreement provides for senior secured financing of $525.0 million, consisting of a $250.0 million term loan facility and a $275.0 million revolving credit facility. Upon the occurrence of certain events, ANR LLC may request an increase to the term loan facility and/or the revolving credit facility in an amount not to exceed $100.0 million, subject to receipt of commitments by existing lenders or other financial institutions reasonably acceptable to the administrative agent. In connection with the Credit Agreement, all of Alpha’s existing subsidiaries entered into a Guarantee and Collateral Agreement dated October 26, 2005 (the “Guarantee and Collateral Agreement”), pursuant to which all obligations under the Credit Agreement are unconditionally guaranteed by Alpha NR Holding, Inc. and each of its existing and future direct and indirect domestic subsidiaries (other than ANR LLC, the borrower), and all obligations under the Credit Agreement, and the guarantees of those obligations, are secured by substantially all the assets of ANR LLC and each guarantor, subject to certain exceptions. The preceding summary of the Credit Agreement and the Guarantee and Collateral Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement and the Guarantee and Collateral Agreement, which are filed as Exhibits 10.1 and 10.2 to this report and incorporated herein by reference.
On October 26, 2005, Alpha Natural Resources, LLC, Alpha Natural Resources Capital Corp., Alpha NR Holding, Inc., ANR Holdings, LLC, the Guarantors named therein, the Guaranteeing Subsidiaries named therein and Wells Fargo Bank, N.A., as Trustee, entered into that certain Third Supplemental Indenture dated as of October 26, 2005 (the “Third Supplemental Indenture”), pursuant to which each of Callaway Natural Resources, Inc., Mate Creek Energy, LLC, Premium Energy, LLC, Virginia Energy Company, LLC, Buchanan Energy Company, LLC, Nicewonder Contracting, Inc., Powers Shop, LLC, Twin Star Mining, Inc. and White Flame Energy, Inc. unconditionally guaranteed all of the obligations of Alpha Natural Resources, LLC and Alpha Natural Resources Capital Corp. (the “Issuers”) under the 10% Senior Notes due 2012 issued by the Issuers and the related indenture, dated as of May 18, 2004, as supplemented from time to time. The preceding summary of the Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Third Supplemental Indenture, which is filed as Exhibit 10.3 to this report and incorporated herein by reference.
On October 26, 2005 (the “Closing Date”), Alpha and certain of its subsidiaries entered into the following agreements in connection with the acquisition of certain privately held coal reserves and operations affiliated with the Nicewonder group in southern West Virginia and southwestern Virginia (the “Nicewonder Group”):
(1) A Letter Agreement (the “Letter Agreement”) among Alpha, ANR LLC, Premium Energy, LLC, a wholly-owned subsidiary of ANR LLC (“Premium LLC”), Premium Energy, Inc. and the Sellers Representative appointed by the persons and entities selling equity interests and assets of the Nicewonder Group pursuant to the Acquisition Agreement and Merger Agreement (both as defined below).
The Letter Agreement amends certain terms of (A) the Acquisition Agreement (the “Acquisition Agreement”) among Alpha, ANR LLC, Mate Creek Energy of W. Va., Inc. (“Mate Creek”), Virginia Energy Company (“Virginia Energy”), the unitholders of Powers Shop, LLC (“Powers Shop”), and the shareholders of White Flame Energy, Inc. (“White Flame Energy”), Twin Star Mining, Inc. (“Twin Star”) and Nicewonder Contracting, Inc. (“Nicewonder Contracting”), (B) the Agreement and Plan of Merger (the “Merger Agreement”) among Alpha, ANR LLC, Premium LLC, Premium Energy, Inc. (“Premium Energy”), and the shareholders of Premium Energy (the “Premium Energy Shareholders”), and (C) the Indemnification Agreement (the “Indemnification Agreement” and collectively with the Acquisition Agreement and the Merger Agreement, the “Nicewonder Agreements”) among Alpha, ANR LLC, Premium LLC, the other parties to the Acquisition Agreement, the Premium Energy Shareholders, and certain of the unitholders of Buchanan Energy Company, LLC (“Buchanan Energy”). Pursuant to the Letter Agreement, the parties adjusted the purchase price under the Acquisition Agreement (as more fully described in Item 2.01), revised certain defined terms under the Nicewonder Agreements and amended certain other provisions in connection with the closing of the transactions described in Item 2.01.
(2) An Assignment of Rights Under Certain Agreements (the “Assignment”) among ANR LLC, Mate Creek Energy, LLC, an indirect wholly owned subsidiary of ANR LLC (“Mate Creek LLC”), Callaway Natural Resources, Inc., an indirect wholly owned subsidiary of ANR LLC (“CNR Inc.”), Virginia Energy Company, LLC, an indirect wholly owned subsidiary of ANR LLC (“VE LLC”) and Premium LLC (each an “Assignee Subsidiary”), pursuant to which ANR LLC assigned to each Assignee Subsidiary certain of ANR LLC’s rights under the Acquisition Agreement and the Indemnification Agreement, including the rights to acquire assets of Mate Creek and Virginia Energy and the issued and outstanding equity interests of Powers Shop, White Flame Energy, Twin Star and Nicewonder Contracting.
(3) An Escrow Agreement (the “Escrow Agreement”) among the parties to the Indemnification Agreement, Mate Creek LLC, CNR Inc. and VE LLC, pursuant to which 1,914,082 shares of Alpha’s Common Stock, par value $0.01 per share (the “Common Stock”) that were issued to the Premium Energy Shareholders pursuant to the Merger Agreement were deposited in escrow for the purpose of satisfying certain indemnity claims Alpha and its affiliates may make under the Indemnification Agreement.
In addition, on the Closing Date, Alpha entered into an Amended and Restated Stockholder Agreement dated as of October 26, 2005 (the “Amended Stockholder Agreement”), by and among Alpha, the FRC Parties and the AMCI Parties named therein, Madison Capital Funding LLC, the Premium Energy Shareholders, and the other stockholders named therein, to add the Premium Energy Shareholders as parties to the Amended Stockholder Agreement and amend certain other provisions.
The preceding summary of the Letter Agreement, Assignment, Amended Stockholder Agreement and Escrow Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement and Assignment, which are filed as Exhibits 2.1 and 2.2 to this report, respectively, and the Amended Stockholder Agreement and Escrow Agreement, which are filed as Exhibits 10.5 and 10.6 to this report, respectively, all of which are incorporated herein by reference.
The agreements filed as exhibits to this report (the “Agreements”) have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about Alpha or ANR Holding. Such Agreements may contain representations and warranties the parties thereto made to and solely for the benefit of each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Agreements. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Agreements and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreements, which subsequent information may or may not be fully reflected in Alpha’s and ANR Holding’s public disclosures.
Item 2.01 Completion of Acquisition of Assets.
On October 26, 2005, Alpha and certain of its subsidiaries consummated the acquisition of the Nicewonder Group as follows:
(1) Pursuant to the Acquisition Agreement, as amended, Mate Creek LLC, CNR Inc., Premium LLC and VE LLC, each a direct or indirect wholly owned subsidiary of ANR LLC, acquired certain assets of Mate Creek and Virginia Energy and all of the issued and outstanding equity interests of Powers Shop, White Flame Energy, Twin Star and Nicewonder Contracting (the “Subject Companies”) from the owners of such equity interests, Kenneth Donald “Don” Nicewonder (“Don Nicewonder”), John Kevin Nicewonder, Kenneth R. Nicewonder, Kim Johnson Nicewonder and David Lester. The aggregate purchase price under the Acquisition Agreement consisted of (A) $6.4 million in cash, (B) $221.0 million principal amount of promissory installment notes of CNR Inc., payable in two installments of $181,044,129 on November 2, 2005 and $39,955,871 on January 15, 2006 and (C) a royalty payment of $0.10 per ton of coal mined and sold from White Flame Energy’s Surface Mine No. 10 from and after the later to occur of (i) the Closing Date and (ii) the date of receipt of the lessor’s consent (at no additional cost or expense to ANR LLC or its affiliate) pursuant to a lease dated July 15, 1970 from Island Creek Coal Company to Pine Rock Coals, Inc. and subsequently partially assigned to White Flame Energy. The final cash purchase price is subject to a post-closing adjustment based on the Subject Companies’ actual working capital as of the Closing Date.
In addition, ANR LLC entered into consulting agreements with four of the sellers under the Acquisition Agreement. Pursuant to consulting agreements with Don Nicewonder, John Kevin Nicewonder, Kenneth R. Nicewonder and David Lester, ANR LLC will pay such individuals $7,000, $3,000, $5,000 and $5,000 per month, respectively, for their services as consultants to ANR LLC and its subsidiaries. Don Nicewonder’s consulting term lasts 3 years, the other individuals’ consulting terms last six months, and all such consulting terms are subject to extension at the mutual agreement of the parties.
(2) Pursuant to the Merger Agreement, Premium Energy was merged with and into Premium LLC and the Premium Energy Shareholders (Don Nicewonder, John Kevin Nicewonder, Kenneth R. Nicewonder, Kim Johnson Nicewonder and David Lester) received aggregate merger consideration of (A) $19,762,000 in cash and (B) 2,180,233 shares of Common Stock. At Closing,

1,914,082 of these shares of Common Stock were deposited into escrow pursuant to the terms of the Escrow Agreement. The final cash purchase price is subject to a post-closing adjustment based on Premium Energy’s actual working capital as of the Closing Date.
(3) Pursuant to that certain Membership Unit Purchase Agreement among Premium LLC, and the unitholders of Buchanan Energy (J.D. Nicewonder, Paul Chaney, Robert L. Dye, Jr., Geraldine S. Hamblen, Rufus A. Harman, William B. Jones, E. H. Lester, E. H. Lester Charitable Income Trust II, Vera S. Peters, F. D. Robertson, Geraldine S. Southern, James M. Tayloe, Paul Wisman and Tri-Cities Investments), Premium LLC acquired all of the issued and outstanding membership units of Buchanan Energy for an aggregate purchase price of $9,000,000 in cash.
The purchase price under each such acquisition agreement was negotiated among the parties. Collectively, the operations acquired by Alpha’s subsidiaries include two surface coal mines in Mingo and Logan counties, West Virginia, one surface coal mine in Buchanan County, Virginia, a highway construction business operating in West Virginia that recovers coal encountered in its construction operations, and related facilities and equipment.
Item 3.02 Unregistered Sales of Equity Securities.
See Item 2.01 above, which is incorporated herein by reference, for a description of the shares of Common Stock issued pursuant to the terms of the Merger Agreement. Such shares were issued in reliance on the exemption from registration contained in Rule 506 of Regulation D promulgated under the Securities Act and Section 4(2) of the Securities Act. Alpha relied upon representations, warranties and agreements of the Premium Energy Shareholders, including their agreement with respect to restrictions on resale, in support of the satisfaction of the conditions contained in such exemptions. No underwriting fees or sales commission were paid in connection with the issuance of the shares.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of business acquired. The financial statements required by Item 9.01(a) will be filed by amendment not later than 71 days after the date this Form 8-K is required to be filed.
(b) Pro forma financial information. The pro forma financial statements required by Item 9.01(b) will be filed by amendment not later than 71 days after the date this Form 8-K is required to be filed.
(c) Exhibits

2.1	Letter Agreement dated October 26, 2005 (the “Letter Agreement”) among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC, Premium Energy, Inc. and the Sellers Representative named therein amending certain provisions of (i) the Acquisition Agreement dated September 23, 2005, among certain parties to the Letter Agreement and certain other parties named therein, (ii) the Agreement and Plan of Merger dated September 23, 2005, among the parties to the Letter Agreement and certain other parties named therein and (iii) the Indemnification Agreement dated September 23, 2005, among the parties to the Letter Agreement and certain other parties named therein.

2.2	Assignment of Rights Under Certain Agreements executed as of October 26, 2005 among Alpha Natural Resources, LLC, Mate Creek Energy, LLC, Callaway Natural Resources, Inc. Premium Energy, LLC and Virginia Energy Company, LLC

10.1	Credit Agreement dated as of October 26, 2005, among Alpha NR Holding, Inc., Alpha Natural Resources, LLC, the Lenders and Issuing Banks party thereto from time to time, Citicorp North America, Inc., as administrative agent and as collateral agent for the Lenders and Issuing Banks, UBS Securities LLC as syndication agent, the co-documentation agents party thereto, Citigroup Global Markets Inc. and UBS Securities LLC, as joint lead arrangers and joint book managers (the “Credit Agreement”).

10.2	Guarantee and Collateral Agreement, dated as of October 26, 2005, made by each of the Grantors as defined therein, in favor of Citicorp North America, Inc., as administrative agent and as collateral agent for the banks and other financial institutions or entities from time to time parties to the Credit Agreement and the other Secured Parties, as defined therein.

10.3	Third Supplemental Indenture dated as of October 26, 2005 among Alpha Natural Resources, LLC, Alpha Natural Resources Capital Corp., Alpha NR Holding, Inc., ANR Holdings, LLC, the Guarantors party thereto, the Guaranteeing Subsidiaries party thereto and Wells Fargo Bank, N.A., as Trustee.

10.4	Letter agreement dated October 25, 2005, by the FRC Parties and the AMCI Parties, amending certain provisions of the Stockholder Agreement dated February 11, 2005, as amended, by and among Alpha Natural Resources, Inc., the FRC Parties named therein, the AMCI Parties named therein, Madison Capital Funding LLC and the other stockholders named therein.

10.5	Amended and Restated Stockholder Agreement dated as of October 26, 2005, by and among Alpha Natural Resources, Inc., the FRC Parties named therein, the AMCI Parties named therein, Madison Capital Funding LLC, the Nicewonder Parties named therein, and the other stockholders named therein.

10.6	Escrow Agreement effective as of October 26, 2005 by and among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC, Mate Creek Energy, LLC, Callaway Natural Resources, Inc., Virginia Energy Company, LLC the other parties to the Acquisition Agreement, the Premium Energy Shareholders, and certain of the unitholders of Buchanan Energy Company, LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.
October 31, 2005	By:	/s/ Vaughn R. Groves
		Name:	Vaughn R. Groves
		Title:	Vice President, Secretary and General Counsel

Alpha NR Holding, Inc.
October 31, 2005	By:	/s/ Vaughn R. Groves
		Name:	Vaughn R. Groves
		Title:	Vice President, Secretary and General Counsel

Exhibit Index

2.1	Letter Agreement dated October 26, 2005 (the “Letter Agreement”) among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC, Premium Energy, Inc. and the Sellers Representative named therein amending certain provisions of (i) the Acquisition Agreement dated September 23, 2005, among certain parties to the Letter Agreement and certain other parties named therein, (ii) the Agreement and Plan of Merger dated September 23, 2005, among the parties to the Letter Agreement and certain other parties named therein and (iii) the Indemnification Agreement dated September 23, 2005, among the parties to the Letter Agreement and certain other parties named therein.

2.2	Assignment of Rights Under Certain Agreements executed as of October 26, 2005 among Alpha Natural Resources, LLC, Mate Creek Energy, LLC, Callaway Natural Resources, Inc. Premium Energy, LLC and Virginia Energy Company, LLC

10.1	Credit Agreement dated as of October 26, 2005, among Alpha NR Holding, Inc., Alpha Natural Resources, LLC, the Lenders and Issuing Banks party thereto from time to time, Citicorp North America, Inc., as administrative agent and as collateral agent for the Lenders and Issuing Banks, UBS Securities LLC as syndication agent, the co-documentation agents party thereto, Citigroup Global Markets Inc. and UBS Securities LLC, as joint lead arrangers and joint book managers (the “Credit Agreement”).

10.2	Guarantee and Collateral Agreement, dated as of October 26, 2005, made by each of the Grantors as defined therein, in favor of Citicorp North America, Inc., as administrative agent and as collateral agent for the banks and other financial institutions or entities from time to time parties to the Credit Agreement and the other Secured Parties, as defined therein.

10.3	Third Supplemental Indenture dated as of October 26, 2005 among Alpha Natural Resources, LLC, Alpha Natural Resources Capital Corp., Alpha NR Holding, Inc., ANR Holdings, LLC, the Guarantors party thereto, the Guaranteeing Subsidiaries party thereto and Wells Fargo Bank, N.A., as Trustee.

10.4	Letter agreement dated October 25, 2005, by the FRC Parties and the AMCI Parties, amending certain provisions of the Stockholder Agreement dated February 11, 2005, as amended, by and among Alpha Natural Resources, Inc., the FRC Parties named therein, the AMCI Parties named therein, Madison Capital Funding LLC and the other stockholders named therein.

10.5	Amended and Restated Stockholder Agreement dated as of October 26, 2005, by and among Alpha Natural Resources, Inc., the FRC Parties named therein, the AMCI Parties named therein, Madison Capital Funding LLC, the Nicewonder Parties named therein, and the other stockholders named therein.

10.6	Escrow Agreement effective as of October 26, 2005 by and among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC, Mate Creek Energy, LLC, Callaway Natural Resources, Inc., Virginia Energy Company, LLC the other parties to the Acquisition Agreement, the Premium Energy Shareholders, and certain of the unitholders of Buchanan Energy Company, LLC.